CIGNA VARIABLE PRODUCTS GROUP
                       TimesSquare VP S&P 500 Index Fund
        Supplement dated March 1, 2005 to Prospectus dated May 1, 2004

Effective February 28, 2005, the Board of Trustees of CIGNA Variable Products Group appointed Mellon Equity Associates, LLP (MEA) as investment adviser to the TimesSquare VP S&P 500 Index Fund (the Fund) under an interim investment advisory agreement. MEA has agreed to waive its advisory fees during the term of the interim investment advisory agreement. MEA has its principal place of business at 500 Grant Street, Pittsburgh, Pennsylvania 15288. As of January 31, 2005, MEA managed approximately $19.5 billion in assets and provided investment advisory services for four other investment companies. There will be no change to the investment objective or strategy of the Fund as a result of the appointment of MEA as adviser to the Fund.

CIGNA Investment Advisors, Inc. (CIAC) will continue to provide administrative services to the Fund, such as preparation of shareholder reports and bookkeeping and accounting services. In addition, CIAC has agreed to reimburse the Fund if total Fund operating expenses (excluding extraordinary items) exceed 0.25% of the Fund's average net assets.

The Board of Trustees of CIGNA Variable Products Group has also approved a merger of the Fund into the Dreyfus Stock Index Fund, Inc. (the Dreyfus Stock
Fund). Like the Fund, the Dreyfus Stock Fund is an index fund that seeks to match the performance of the S&P 500. The merger will be subject to the approval of shareholders of the Fund.

We currently anticipate that Fund shareholders will be presented with a merger proposal in March 2005 and that, subject to shareholder approval, the merger will occur in April 2005.